SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 18, 2003

(Date of earliest event reported)

HILB, ROGAL AND HAMILTON COMPANY

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-15981 (Commission File Number)	54-1194795 (IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:

(804) 747-6500

Item 5.

Other Events.

On September 18, 2003, the Registrant issued a press release announcing that it is changing its name to Hilb Rogal & Hobbs Company.  The Registrant will immediately begin doing business as Hilb Rogal & Hobbs Company.

The Registrant’s Board of Directors has approved an amendment to the Registrant’s Articles of Incorporation to change the Registrant’s name to Hilb Rogal & Hobbs Company.  Following approval by the Registrant’s shareholders at its annual meeting on May 4, 2004, the Registrant will amend its Articles of Incorporation to change its corporate name.  The Registrant’s New York Stock Exchange ticker symbol will continue to be “HRH.”

A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into Item 5 by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press release issued by the Registrant dated September 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB, ROGAL AND HAMILTON COMPANY

(Registrant)

Date:  September 18, 2003

By: /s/ Carolyn Jones

Carolyn Jones

Senior Vice President, Chief Financial Officer

   and Treasurer

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant dated September 18, 2003.